Exhibit 4.2

NUMBER GFNCP SHARES GENERAL FINANCE CORPORATON INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE SERIES C CUMULATIVE REDEEMABLE PERPETUAL PREFERRED STOCK SEE REVERSE FOR CERTAIN DEFINITIONS CUSIP 36922 50 7 THIS CERTIFIES THAT: PROOF IS THE OWNER OF FULLY I’AID AND NON-ASSESSABLE SHARES OF SERIES C CUMULATIVE REDEEMABLE PERPETUAL PREFERRED STOCK OF $00001 PAR VALUE EACH OF GENERAL FNANCE CORPORATON transfeiable on thebooks of the Corporation in person orby attorneyupon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Cerlificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This cci tificate is not valid until countersigned by the Transfer Agent. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. DATED: PRESIDENT COUNTERSIGNED: CONTINENTAL STOCK TRANSFER & TRUST COMPANY JERSEY CITY, NJ TRWSFBR AGENT BY: SECRETARY AUThORIZED OFFICER GENERAL FINANCE CORPORATION CORPORATE SEAL 2005 DELAWARE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM - as tenants in common TEN ENT - as tenants by the entireties JT TEN - as joint tenants with right of survivorship and not as tenants in common UNIF GIFTMIN ACT- Custodian (Cust) (Minor) under Uniform Gifts to Minors Act (State) Additional abbreviations may also be used though not in the above list. For Value Received, _____________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPE NAME AND ADDRESS. INCLUDING ZIP CODE. OF ASSIGNEE) of the stock represented by the within Certificate, and do hereby irrevocably constitute and Shares appoint Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Dated NOTICE THE SIGNATURE TO ThIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THE SAME HAVE BEEN DETERMINED, AND OF THE AUTHORITY, IF ANY, OF THE BOARD TO DIVIDE THE SHARES INTO CLASSES OR SERIES AND TO DETERMINE AND CHANGE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ANY CLASS OR SERIES. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT NAMED ON THIS CERTIFICATE. THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM. COLUMBIA FINANCIAL PRINTING CORP. - www.stockinformation.com